                                 Exhibit 10vv

                         LEVI STRAUSS ASSOCIATES INC.
                        REVISED EMPLOYEE RETIREMENT PLAN



                               ----------------

                                   AMENDMENT


          WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Levi Strauss Associates Inc. Revised Employee Retirement Plan (the "Plan");

          WHEREAS, pursuant to Section 21.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

          WHEREAS, the Company desires to amend the Plan to provide an early retirement program;

          WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

          WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

          WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

          NOW, THEREFORE, the Plan is amended by the addition of an Appendix C, to read as set forth on the attached exhibit.

          IN WITNESS WHEREOF, the undersigned has set her hand hereunto on January 10, 1995.


                                            /s/ Donna J. Goya
                                       ___________________________
                                 Donna J. Goya

                                 Senior Vice President

                                 Exhibit 10vv

                         LEVI STRAUSS ASSOCIATES INC.
                       REVISED EMPLOYEE RETIREMENT PLAN

                             --------------------

                                   AMENDMENT



     The Levi Strauss Associates Inc. Revised Employee Retirement Plan is hereby amended as set forth below:

     Effective for the Plan Year beginning in 1993, Section 12 is amended by the addition of a new Section 12.6, to read as set forth below:


          12.6 Direct Rollovers.  A distributee may elect at the time and in the
               ----------------
     manner prescribed by the Administrative Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The terms used in this paragraph are defined as follows:

               (a) Eligible rollover distribution. Any distribution of all or any portion of the balance to the credit of the distributee, except that it does not include:

                      (i) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more.

                     (ii)  Any distribution to the extent it is required under
               section 401(a)(9) of the Code.

                    (iii) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

               (b)  Eligible retirement plan.

                      (i) An individual retirement account described in section 408(a) of the Code.

                     (ii) An individual retirement annuity described in section 408(b) of the Code.

                    (iii) An annuity plan described in section 403(a) of the Code.

                     (iv) A qualified trust described in section 401(a) of the Code that accepts the distributee's eligible rollover distribution.

                      (v) However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (c) Distributee. A Member or former Member, his or her surviving spouse, or his or her spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order.

               (d) Direct rollover. A payment by the Plan to the eligible retirement plan specified by the distributee.

          To facilitate installment payments under Section 12.6, the Administrative Committee, in its sole discretion, may segregate all or any part of the Participant's Benefit in a separate account.


     Dated:  November 22, 1995.

                                            /s/ Donna J. Goya
                                       ___________________________
                                       Donna J. Goya
                                       Senior Vice President


                                       2